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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 18, 1999 included in this Form 11-K, into the previously filed S-8 Registration Statement (File No. 33-71226) of Southern California Water Company.







                                        ARTHUR ANDERSEN  LLP



Los Angeles, California
June 18, 1999